                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               ORTHALLIANCE, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                       95-4632134
          --------                                       ----------
   (State of incorporation                    (IRS Employer Identification No.)
      or organization)


              23848 Hawthorne Blvd., Suite 200, Torrance, CA 90505 (Address of principal executive offices) (Zip Code)

     If this form relates to the             If this form relates to the
     registration of a class of debt         registration of a class of debt
     securities and is effective upon        securities and is to become
     filing pursuant to General              effective simultaneously with the
     Instruction A(c)(1) please check        effectiveness of a concurrent
     the following box.  / /                 registration statement under the
                                             Securities Act of 1933 pursuant
                                             to General Instruction A(c)(2),
                                             please check the following box. / /


       Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                                                 Name of Each Exchange on Which
to be so Registered                                                 Each Class is to be Registered
-------------------                                                 ------------------------------

         None
         ----                                                       -----------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:


                    Class A Common Stock, $0.001 Par Value
                    --------------------------------------
                               (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Class A Common Stock, $0.001 par value, of OrthAlliance, Inc. (the "Company") appearing under the heading "Description of Capital Stock" in the Prospectus included in the Company's Registration Statement on Form S-1 (Registration No. 333-27143) is incorporated herein by reference, and any form of prospectus subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act shall also be deemed to be incorporated by reference into this Registration Statement.


ITEM 2.  EXHIBITS.

2.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Registration Statement on Form S-1, Registration No. 333-27143).

2.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of Registration Statement on Form S-1, Registration No. 333-27143).

2.3 See Exhibits 2.1 and 2.2 for provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws defining the rights of holders of the Class A Common Stock (incorporated by reference to Exhibits 3.1 and 3.2 of the Registration Statement on Form S-1, Registration No. 333-27143).

2.4 Specimen stock certificate (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-1, Registration No. 333-27143).





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         ORTHALLIANCE, INC.
                                      ----------------------
                                         (Registrant)


                                      By: /s/ Paul H. Hayase
                                         --------------------------------
                                               Name: Paul H. Hayase
                                                    ---------------------
                                               Title: Sr. Vice President
                                                     --------------------




Date: August 12, 1997